UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2026

Quantum Cyber N.V.

(Exact Name of Registrant as Specified in its Charter)

The Netherlands	001-41010	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Connecticut Ave, Suite 400, Norwalk CT 06854

(Address of Principal Executive Offices) (Zip Code)

+1 (561) 562-4111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Ordinary Shares, nominal value €0.01 per share	QUCY	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On July 16, 2026, Quantum Cyber N.V. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the completion of the Company’s acquisition of (i) certain parcels of real property located at 38 Union Avenue, Bridgeport, Connecticut from Arcade Realty LLC (“Arcade Realty,” and such acquisition, the “Property Acquisition”) and (ii) certain assets of Arcade Technology LLC (“Arcade Technology”) used in Arcade Technology’s business of providing precision metal stamping services as well as tool design and manufacturing services (the “Asset Acquisition,” and together, with the Property Acquisition, the “Acquisition”).

This Current Report on Form 8-K/A (this “Amendment”) amends the Original Form 8-K to provide the historical financial statements and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K, which were omitted from the Original Form 8-K as permitted by paragraphs (a)(3) and (b)(2) of Item 9.01 of Form 8-K.

The presentation of the Target Financial Statements (as defined below), including the level of detail provided therein, is not necessarily indicative of how the Company intends to present its financial results in the future. The pro forma financial information included in this Amendment has been presented for informational purposes only, as required by Form 8-K. Such pro forma financial information does not purport to represent the actual results of operations that the Company would have achieved had it completed the Acquisition prior to the periods presented in the pro forma financial information, and it is not intended as a projection of the future results of operations that the Company may achieve after the Acquisition. No other amendments are being made to the Original Form 8-K by this Amendment. This Amendment should be read in conjunction with the Original Form 8-K, which provides a more complete description of the Acquisition.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

The (i) audited combined financial statements of Arcade Realty and Arcade Technology and accompanying notes related thereto as of and for the years ended December 31, 2025 and December 31, 2024 are filed herewith as Exhibit 99.1 and are incorporated by reference herein and the (ii) unaudited combined financial statements of Arcade Realty and Arcade Technology for the six month periods ended June 30, 2026 and 2025 are filed herewith as Exhibit 99.2 and are incorporated by reference herein (together, the “Target Financial Statements”).

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of the Company as of June 30, 2026, the unaudited pro forma condensed combined statement of operations for the fiscal year ended December 31, 2025 and the six months ended June 30, 2026 and the accompanying notes related thereto are filed herewith as Exhibit 99.3 and are incorporated by reference herein.

Exhibit No.	Description
23.1	Consent of Haskell & White LLP
99.1	Audited combined financial statements of Arcade Realty LLC and Arcade Technology LLC and accompanying notes related thereto as of and for the years ended December 31, 2025 and December 31, 2024.
99.2	Unaudited interim combined financial statements of Arcade Realty LLC and Arcade Technology LLC and accompanying notes related thereto as of June 30, 2026 and December 31, 2025, and for the six month periods ended June 30, 2026 and 2025.
99.3	Unaudited pro forma condensed combined financial information of Quantum Cyber N.V. and accompanying notes related thereto as of and for the fiscal year ended December 31, 2025 and as of and for the six months ended June 30, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quantum Cyber N.V.

	By:	/s/ David Lazar
	Name:	David Lazar
	Title:	Chief Executive Officer

Dated: September 25, 2026

2